Exhibit 31.2

CERTIFICATION PURSUANT TO

17 CFR 240.13a-14(a) /15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas McGinnis, certify that:

1	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Virtuix Holdings Inc.;

2	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

By:	/s/ Thomas McGinnis
Thomas McGinnis
Chief Financial Officer
(Principal Financial Officer)
Virtuix Holdings Inc.

Date: July 29, 2026